UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number (811-05037)

Professionally Managed Portfolios
(Exact name of registrant as specified in charter)

615 East Michigan Street
Milwaukee, WI 53202
(Address of principal executive offices) (Zip code)

Jason Hadler
Professionally Managed Portfolios
c/o U.S. Bank Global Fund Services
777 E. Wisconsin Avenue
Milwaukee, WI 53202
(Name and address of agent for service)

(414) 516-1523
Registrant's telephone number, including area code

Date of fiscal year end: October 31

Date of reporting period:  October 31, 2023

Item 1. Report to Stockholders.

(a)

Becker Value Equity Fund

Retail Class: BVEFX
Institutional Class: BVEIX

Annual Report
October 31, 2023

This report is intended for shareholders and may not be used as sales literature unless preceded or accompanied by a current prospectus.

TABLE OF CONTENTS

Shareholder Letter	2
Investment Results & Returns – Retail Class	6
Investment Results & Returns – Institutional Class	7
Sector Allocation	8
Schedule of Investments	9
Statement of Assets and Liabilities	12
Statement of Operations	13
Statements of Changes in Net Assets	14
Financial Highlights	16
Notes to Financial Statements	18
Report of Independent Registered Public Accounting Firm	26
Expense Examples	27
Statement Regarding Liquidity Risk Management Program	29
Trustees and Executive Officers	30
Approval of Investment Advisory Agreement	35
Additional Information	39
Privacy Notice	40

Becker Value Equity Fund
October 31, 2023

Dear Shareholders,

As we close out the fiscal year ended October 31st, the market’s ability to climb the proverbial “wall of worry” remains top of mind. Having been through the fastest rate hiking cycle in more than 50 years, witnessing a flash regional banking crisis, narrowly averting a U.S. government default, and wondering whether inflation would ever recede, the stock market’s resiliency has been quite remarkable.

We are also reminded once again just how heavily interest rates impact asset classes and behavior within asset classes. The last 12 months has been a period of significant sentiment shifts about inflation, Fed policy, growth uncertainty and the health of the U.S. consumer. All of these debates caused rapid and meaningful movements at different maturities of the U.S. Treasury curve at varying points in time. Within stocks, these movements affected relative performance by size, style and geography.

We are pleased to have navigated the uncertain environment relatively well, despite having had exposure to some of the banks affected most acutely by the regional banking run on deposits in March. Performance for the Becker Value Equity Fund (the “Fund”), Institutional Share Class returned 1.97% for the fiscal year ending October 31, 2023. This outperformed the Russell 1000® Value Index by 1.84%.

Portfolio Activity

In the fiscal year, and following our normal practice, we applied bottom-up and top-down approaches to stock selection and portfolio construction. Turnover was generally in line with historical practice despite elevated market volatility at times and some significant changes in our measurement benchmark index. We were fortunate to rotate out of several significant winners in the portfolio and into names that fell out of favor for temporary reasons.

During the year, we initiated positions in Amazon, Sysco, Exxon Mobil, Molina Healthcare, Sanofi, Royal Philips and Methanex. Conversely, we exited Meta Platforms, Tyson Foods, Bank of America, First Republic, Gilead, McKesson, Caterpillar, and Realty Income throughout the 12-month period.

Outlook

As we look ahead, we believe that it is important to examine how we’ve arrived at this point. We have been watching the not-so-subtle impact of fiscal stimulus on both the economy and markets. In simplest terms, government budget deficits (budgetary losses) are essentially private sector windfalls.

Becker Value Equity Fund

Currently, the U.S. government budget deficit has been $2 trillion over the last 12 months, representing 7.2% of current gross domestic product (GDP). The current deficit has been driven by spending and investment measures such as the Inflation Reduction Act (IRA) as well as revenue shortfalls from lower tax receipts. Since 1980, government deficits have averaged 3.7% of GDP and budgets have ranged between a 2.6% surplus (April 2001) and an 18.1% deficit (March 2021).

All told, the current scale of fiscal stimulus is approaching levels that existed in the Great Financial Crisis (GFC) and is certainly not consistent with the inflationary environment in the last year. We expect the tailwind from fiscal policy to fade in the coming quarters and point out that fiscal tightening into an election year is counter to historical experiences.

We are also focused on the state of the U.S. consumer. Throughout much of 2023, the resiliency of the U.S. consumer was something to marvel. Buoyed by favorable job market conditions, wage growth, excess COVID savings, primarily fixed rate liabilities and pent-up demand, spending has been robust in most categories. Despite these positive drivers, consumer sentiment has remained downbeat for some time, however.

The question for investors remains, will consumers begin behaving more in step with how they feel, or vice versa? Recent data more closely reflect the former in our view. Spending is beginning to slow, debt levels are back above pre-pandemic peaks, credit card and auto loan delinquencies are picking up and the job market, while still advantageous for job seekers, is quickly beginning to normalize. Add to this the resumption of student debt repayments after a nearly four-year hiatus and noticeably higher gasoline prices, and consumers are facing more headwinds.

There is a nowadays obligatory consideration about what the U.S. Federal Reserve will do next. At first blush, it seems the news might be positive as we expect the Fed is nearing the end of its monetary tightening process. Market participants will now be forced to determine when the Fed will begin to ease policy. This is the point at which we believe some will be disappointed by the Fed’s actions. Based on its statements and behaviors thus far, it appears to us that Fed rate cuts will take longer than expected, a potential disappointment for risk assets like stocks. Moreover, if we found guessing at whether the Fed will raise interest rates a quarter or half percentage point frustrating before, wait until we’re guessing at whether it will hold rates steady with hawkish (favoring higher rates) or dovish (favoring lower rates) hints! It is also worth noting that one should be careful what they wish for. In other words, if the Fed does begin to cut rates, it is likely that the economy will be experiencing difficulties at that point.

Becker Value Equity Fund

In aggregate, we have been and continue to be cautious about economic and market conditions in the near-term. Admittedly, our caution was early in terms of market behavior in 2023, but we believe conservatism and quality are important considerations in this environment.

Our process is based upon fundamentals, valuation, cash flow growth and seeking companies with strong balance sheets so while having an opinion about the future is important, we are not dependent on it. On behalf of our employees and investment staff – thank you for your continued interest and investment in our mutual fund.

Pat Becker, Jr.	Sid Parakh
Portfolio Manager	Portfolio Manager

Blake Howells, CFA, CFP®	T. J. McConville
Portfolio Manager	Portfolio Manager

Steve Laveson	Andy Murray, CFA
Portfolio Manager	Portfolio Manager

Mutual fund investing involves risk; principal loss is possible. Small and mid-capitalization companies tend to have limited liquidity and greater price volatility than large capitalization companies. The Fund invests in foreign securities through ADRs which may involve political, economic and currency risks, greater volatility and differences in accounting methods. The value of the Fund’s investments in REITs may change in response to changes in the real estate market.

Earnings growth is not representative of the fund’s future performance.

This report is intended for shareholders and may not be used as sales literature unless preceded or accompanied by a current prospectus.

Opinions expressed are subject to change at any time and should not be considered investment advice.

Becker Value Equity Fund

Fund holdings and sector allocations are subject to change at any time and are not recommendations to buy or sell any security. Please refer to the Schedule of Investments for a complete list of Fund holdings.

Past performance is no guarantee of future results.

Russell 1000® Value Index measures the performance of those Russell 1000® Index companies with lower price-to-book ratios and lower forecasted growth values. It is not possible to invest in an index.

The Global Industry Classification Standard (GICS®) sector and industry classifications were developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor’s Financial Services LLC (“S&P”). GICS® is a service mark of MSCI, Inc. and S&P and has been licensed for use by the Fund.

The Fund is distributed by Quasar Distributors, LLC.

Becker Value Equity Fund

INVESTMENT RESULTS (Unaudited)

Comparison of the Growth of a $10,000 Investment in the Becker Value
Equity Fund – Retail Class and Russell 1000® Value Index

Average Annual Returns for the periods ended October 31, 2023

	One Year	Five Years	Ten Years
Becker Value Equity Fund – Retail Class	1.86%	6.51%	6.93%
Russell 1000® Value Index	0.13%	6.60%	7.60%

Gross Expense Ratio as of 10/31/2023: 1.00%

This chart illustrates the performance of a hypothetical $10,000 investment made on October 31, 2013, and is not intended to imply any future performance. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The returns reflect fee waivers in effect. In the absence of such waivers, total return would be reduced. The chart assumes reinvestment of capital gains, dividends, and return of capital, if applicable, for the Fund and dividends for an index.

Performance data quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling (800) 551-3998.

The Russell 1000® Value Index is a widely recognized unmanaged index of common stock prices and is representative of a broader market and range of securities than are found in the Fund’s portfolio. Individuals cannot invest directly in the Index; however, an individual can invest in exchange-traded funds or other investment vehicles that attempt to track the performance of a benchmark index. The index returns do not include expenses, which have been deducted from the Fund’s return. These performance figures include the change in value of the stocks in the index plus the reinvestment of dividends.

Becker Value Equity Fund

INVESTMENT RESULTS (Unaudited) (Continued)

Comparison of the Growth of a $100,000 Investment in the Becker Value
Equity Fund – Institutional Class and Russell 1000® Value Index

Average Annual Returns for the periods ended October 31, 2023

	One Year	Five Years	Ten Years
Becker Value Equity Fund – Institutional Class	1.97%	6.63%	7.07%
Russell 1000® Value Index	0.13%	6.60%	7.60%

Gross Expense Ratio as of 10/31/2023: 0.90%

This chart illustrates the performance of a hypothetical $100,000 investment made on October 31, 2013, and is not intended to imply any future performance. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The returns reflect fee waivers in effect. In the absence of such waivers, total return would be reduced. The chart assumes reinvestment of capital gains and dividends for the Fund and dividends for an index.

Performance data quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling (800) 551-3998.

The Russell 1000® Value Index is a widely recognized unmanaged index of common stock prices and isrepresentative of a broader market and range of securities than are found in the Fund’s portfolio. Individuals cannot invest directly in the Index; however, an individual can invest in exchange-traded funds or other investment vehicles that attempt to track the performance of a benchmark index. The index returns do not include expenses, which have been deducted from the Fund’s return. These performance figures include the change in value of the stocks in the index plus the reinvestment of dividends.

Becker Value Equity Fund

SECTOR ALLOCATION at October 31, 2023 (Unaudited)

Sector	% of Net Assets

Health Care	18.6%
Financials	15.3%
Information Technology	13.5%
Industrials	10.5%
Energy	8.0%
Consumer Staples	7.5%
Communication Services	6.4%
Materials	5.7%
Consumer Discretionary	5.4%
Utilities	4.6%
Cash [1]	4.5%
Total	100.0%

1  Represents short-term investments, cash and other assets in excess of liabilities.

The Global Industry Classification Standard (GICS®) was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor’s Financial Services LLC (“S&P”). GICS® is a service mark of MSCI, Inc. and S&P and has been licensed for use by the Becker Value Equity Fund (the “Fund”).

Becker Value Equity Fund

SCHEDULE OF INVESTMENTS at October 31, 2023

Shares		Value

COMMON STOCKS: 95.5%

Communication Services: 6.4%
10,015	Alphabet, Inc. -
	Class A [1]	$1,242,661
55,195	Verizon
	Communications,
	Inc.	1,939,000
18,415	Walt Disney Co. [1]	1,502,480
66,535	Warner Bros
	Discovery, Inc. [1]	661,358
		5,345,499
Consumer Discretionary: 5.4%
12,815	Amazon.com, Inc. [1]	1,705,548
550	AutoZone, Inc. [1]	1,362,422
7,490	Starbucks Corp.	690,878
2,844	The Home
	Depot, Inc.	809,658
		4,568,506
Consumer Staples: 7.5%
13,545	Procter &
	Gamble Co.	2,032,156
31,410	Sysco Corp.	2,088,451
13,378	Walmart, Inc.	2,186,099
		6,306,706
Energy: 8.0%
40,117	Baker Hughes Co.	1,380,827
8,547	Chevron Corp.	1,245,554
17,280	Exxon Mobil Corp.	1,829,088
78,780	Kinder Morgan, Inc.	1,276,236
15,346	Shell PLC	999,638
		6,731,343
Financials: 15.3%
8,860	Berkshire Hathaway,
	Inc. - Class B [1]	3,024,184
3,680	BlackRock, Inc.	2,253,190
9,310	Chubb Ltd.	1,998,112
15,265	JPMorgan
	Chase & Co.	2,122,751
35,730	The Charles
	Schwab Corp.	$1,859,389
5,150	The Goldman
	Sachs Group, Inc.	1,563,591
		12,821,217
Health Care: 18.6%
12,875	Johnson & Johnson	1,909,878
140,606	Koninklijke
	Philips NV [1]	2,665,890
3,370	McKesson Corp.	1,534,563
24,240	Medtronic PLC	1,710,374
14,685	Merck & Co., Inc.	1,508,150
3,885	Molina
	Healthcare, Inc. [1]	1,293,511
45,925	Pfizer, Inc.	1,403,468
11,562	Quest
	Diagnostics, Inc.	1,504,216
47,110	Sanofi SA	2,131,728
		15,661,778
Industrials: 10.5%
31,090	Alaska Air
	Group, Inc. [1]	983,377
38,685	Carrier Global Corp.	1,843,727
5,925	Eaton Corp. PLC	1,231,867
109,060	Embraer SA [1]	1,520,296
5,710	General
	Dynamics Corp.	1,377,880
23,381	RTX Corp.	1,902,980
		8,860,127
Information Technology: 13.5%
9,995	Apple, Inc.	1,706,846
12,215	Blackbaud, Inc. [1]	798,861
54,045	Cisco Systems, Inc.	2,817,366
8,795	Microsoft Corp.	2,973,677
16,330	QUALCOMM, Inc.	1,779,807
6,495	Salesforce, Inc. [1]	1,304,391
		11,380,948

The accompanying notes are an integral part of these financial statements.

Becker Value Equity Fund

SCHEDULE OF INVESTMENTS at October 31, 2023 (Continued)

Shares		Value
COMMON STOCKS: 95.5% (Continued)
Materials: 5.7%
6,425	Air Products and
	Chemicals, Inc.	$1,814,677
32,785	Methanex Corp.	1,352,381
42,625	Newmont Corp.	1,597,159
		4,764,217
Utilities: 4.6%
51,475	FirstEnergy Corp.	1,832,511
30,620	Southern Co.	2,060,726
		3,893,236
TOTAL COMMON STOCKS
(Cost $60,960,243)		80,333,578

Shares		Value
SHORT-TERM INVESTMENTS: 4.5%
Money Market Funds: 4.5%
3,829,017	First American
	Treasury
	Obligations
	Fund - Class X,
	5.275% [2]	$3,829,017
		3,829,017
TOTAL SHORT-TERM
INVESTMENTS
(Cost $3,829,017)		3,829,017
TOTAL INVESTMENTS
IN SECURITIES: 100.0%
(Cost $64,789,260)		84,162,595
Liabilities in Excess
of Other Assets: (0.0)% [3]		(41,911)
TOTAL NET ASSETS: 100.0%		$84,120,684

ADR – American Depositary Receipt
[1]	Non-income producing security.
[2]	Annualized seven-day effective yield as of October 31, 2023.
[3]	Does not round to 0.0% or (0.0)%, as applicable.

The Global Industry Classification Standard (GICS®) was developed by and/or is the exclusive property of MSCI, Inc. (“MSCI”) and Standard & Poor’s Financial Services LLC (“S&P”). GICS is a service mark of MSCI and S&P and has been licensed for use by U.S. Bancorp Fund Services, LLC.

The accompanying notes are an integral part of these financial statements.

(This Page Intentionally Left Blank.)

Becker Value Equity Fund

STATEMENT OF ASSETS AND LIABILITIES at October 31, 2023

ASSETS
Investments in securities, at value (cost $64,789,260)	$84,162,595
Receivables:
Fund shares sold	1,322
Dividends and interest	194,035
Prepaid expenses	21,255
Total assets	84,379,207

LIABILITIES
Payables
Fund shares redeemed	159,046
Investment advisory fees, net	17,039
Administration fees	4,285
Accounting fees	2,290
Service fees – Retail class	30,940
Audit fees	25,642
Transfer agent fees	3,342
Reports to shareholders	13,341
Custody fees	844
Chief Compliance Officer fees	1,291
Trustee fees	23
Registration fees	347
Other accrued expenses	93
Total liabilities	258,523
NET ASSETS	$84,120,684
Commitments and contingencies	$—

COMPONENTS OF NET ASSETS
Paid-in capital	$55,341,912
Total distributable (accumulated) earnings (losses)	28,778,772
Total net assets	$84,120,684

COMPONENTS OF NET ASSET VALUE
RETAIL CLASS
Net assets	$25,980,134
Shares of beneficial interest issued and outstanding	1,411,092
Net asset value, offering and redemption price per share	$18.41
INSTITUTIONAL CLASS
Net assets	$58,140,550
Shares of beneficial interest issued and outstanding	3,141,651
Net asset value, offering and redemption price per share	$18.51

The accompanying notes are an integral part of these financial statements.

Becker Value Equity Fund

STATEMENT OF OPERATIONS For the Year Ended October 31, 2023

INVESTMENT INCOME
Income:
Dividends from investments	$1,787,950
(net of foreign withholding tax and issuance fees of $21,895)
Interest	159,241
Total investment income	1,947,191

EXPENSES
Investment advisory fees	508,517
Administration fees	68,960
Transfer agent fees	55,204
Accounting fees	39,233
Registration fees	34,452
Miscellaneous expenses	28,379
Service fees – Retail Class	28,060
Audit fees	25,758
Trustees fees	16,902
Chief Compliance Officer fees	15,000
Reports to shareholders	14,728
Legal fees	9,193
Insurance expenses	5,655
Custody fees	6,913
Interest expense	1,091
Total expenses	858,045
Less: fees waived	(201,273)
Net expenses	656,772
Net investment income (loss)	1,290,419

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized gain (loss) on investments	10,055,702
Net change in unrealized appreciation/depreciation on investments	(8,834,186)
Net realized and unrealized gain (loss) on investments	1,221,516
Net increase (decrease) in net assets resulting from operations	$2,511,935

The accompanying notes are an integral part of these financial statements.

Becker Value Equity Fund

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended	Year Ended
	October 31,	October 31,
	2023	2022
INCREASE (DECREASE) IN NET ASSETS FROM:
OPERATIONS
Net investment income (loss)	$1,290,419	$1,515,715
Net realized gain (loss) on investments	10,055,702	9,408,480
Net change in unrealized appreciation/depreciation
on investments	(8,834,186)	(19,730,340)
Net increase (decrease) in net assets
resulting from operations	2,511,935	(8,806,145)

DISTRIBUTIONS TO SHAREHOLDERS
Distributions to shareholders – Retail Class	(2,229,878)	(3,731,079)
Distributions to shareholders – Institutional Class	(5,207,768)	(12,686,201)
Total distributions to shareholders	(7,437,646)	(16,417,280)

CAPITAL SHARE TRANSACTIONS
Increase (decrease) in net assets derived from net change
in outstanding shares – Retail Class [1]	(1,137,784)	870,544
Increase (decrease) in net assets derived from net change
in outstanding shares – Institutional Class [1]	(12,300,344)	(23,564,982)
Total increase (decrease) in net assets
from capital share transactions	(13,438,128)	(22,694,438)
Total increase (decrease) in net assets	(18,363,839)	(47,917,863)

NET ASSETS
Beginning of year	102,484,523	150,402,386
End of year	$84,120,684	$102,484,523

The accompanying notes are an integral part of these financial statements.

Becker Value Equity Fund

STATEMENTS OF CHANGES IN NET ASSETS (Continued)

[1]	Summary of share transactions is as follows:

	Year Ended October 31, 2023		Year Ended October 31, 2022
	Shares	Amount	Shares	Amount
Retail Class:
Shares sold	40,886	$781,150	127,564	$2,638,142
Shares issued
in reinvestment
of distributions	119,030	2,200,857	173,620	3,680,736
Shares redeemed [2]	(214,674)	(4,119,791)	(265,025)	(5,448,334)
Net increase (decrease)	(54,758)	$(1,137,784)	36,159	$870,544
Beginning of year	1,465,850		1,429,691
End of year	1,411,092		1,465,850

	Year Ended October 31, 2023		Year Ended October 31, 2022
	Shares	Amount	Shares	Amount
Institutional Class:
Shares sold	100,799	$1,919,306	272,673	$5,759,865
Shares issued
in reinvestment
of distributions	273,854	5,085,467	587,478	12,495,664
Shares redeemed [2]	(979,013)	(19,305,117)	(2,043,414)	(41,280,511)
Net increase (decrease)	(604,360)	$(12,300,344)	(1,183,263)	$(23,564,982)
Beginning of year	3,746,011		4,929,274
End of year	3,141,651		3,746,011

[2]	Net of redemption fees of $2 and $— for 2023, and $— and $— for 2022 for Retail Class and Institutional Class, respectively.

The accompanying notes are an integral part of these financial statements.

Becker Value Equity Fund

FINANCIAL HIGHLIGHTS For a capital share outstanding throughout each year

Retail Class
	Year Ended October 31,
	2023	2022	2021	2020	2019
Net asset value, beginning of year	$19.61	$23.59	$16.43	$17.94	$18.66

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (loss) [1]	0.25	0.23	0.31	0.33	0.34
Net realized and unrealized
gain (loss) on investments	0.12	(1.60)	7.31	(1.43)	0.36
Total from investment operations	0.37	(1.37)	7.62	(1.10)	0.70

LESS DISTRIBUTIONS:
Distributions from
net investment income	(0.30)	(0.28)	(0.46)	(0.41)	(0.36)
Distributions from
net realized gain (loss)	(1.27)	(2.33)	—	—	(1.06)
Total distributions	(1.57)	(2.61)	(0.46)	(0.41)	(1.42)
Proceeds from redemption fees	0.00 [2]	—	0.00 [2]	0.00 [2]	0.00 [2]
Net asset value, end of year	$18.41	$19.61	$23.59	$16.43	$17.94
Total return	1.86%	(6.63)%	47.10%	(6.36)%	4.64%

SUPPLEMENTAL DATA:
Net assets, end of year (000’s omitted)	$25,980	$28,743	$33,722	$25,880	$55,948
Portfolio turnover rate	31%	28%	28%	34%	37%
Ratios to average net assets:
Expenses before fees waived	1.00%	0.93%	0.88%	0.88%	0.80%
Expenses after fees waived	0.78%	0.78%	0.78%	0.78%	0.78%
Net investment income (loss)	1.32%	1.13%	1.48%	1.94%	1.99%

[1]	Calculated using the average shares outstanding method.
[2]	Does not round to $0.01 or $(0.01), as applicable.

The accompanying notes are an integral part of these financial statements.

Becker Value Equity Fund

FINANCIAL HIGHLIGHTS For a capital share outstanding throughout each year

Institutional Class
	Year Ended October 31,
	2023	2022	2021	2020	2019
Net asset value, beginning of year	$19.69	$23.67	$16.49	$18.01	$18.73

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income [1]	0.27	0.25	0.33	0.35	0.36
Net realized and unrealized
gain (loss) on investments	0.12	(1.59)	7.33	(1.43)	0.37
Total from investment operations	0.39	(1.34)	7.66	(1.08)	0.73

LESS DISTRIBUTIONS:
Distributions from
net investment income	(0.30)	(0.31)	(0.48)	(0.44)	(0.39)
Distributions from net realized gain	(1.27)	(2.33)	—	—	(1.06)
Total distributions	(1.57)	(2.64)	(0.48)	(0.44)	(1.45)
Proceeds from redemption fees	—	—	0.00 [2]	0.00 [2]	0.00 [2]
Net asset value, end of year	$18.51	$19.69	$23.67	$16.49	$18.01
Total return	1.97%	(6.51)%	47.22%	(6.27)%	4.76%

SUPPLEMENTAL DATA:
Net assets, end of year (000’s omitted)	$58,141	$73,741	$116,680	$84,483	$226,701
Portfolio turnover rate	31%	28%	28%	34%	37%
Ratios to average net assets:
Expenses before fees waived	0.90%	0.82%	0.78%	0.78%	0.70%
Expenses after fees waived	0.68%	0.68%	0.68%	0.68%	0.68%
Net investment income (loss)	1.43%	1.23%	1.57%	2.03%	2.09%

[1]	Calculated using the average shares outstanding method.
[2]	Does not round to $0.01 or $(0.01), as applicable.

The accompanying notes are an integral part of these financial statements.

Becker Value Equity Fund

NOTES TO FINANCIAL STATEMENTS October 31, 2023

NOTE 1 – ORGANIZATION
The Becker Value Equity Fund (the “Fund”) is a diversified series of shares of beneficial interest of Professionally Managed Portfolios (the “Trust”), which is registered under the Investment Company Act of 1940, as amended (the “1940 Act”) as an open-end investment management company. The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standard Codification Topic 946 “Financial Services-Investment Companies.”

The Fund commenced operations on November 3, 2003 with the investment objective to provide long-term capital appreciation. The Fund currently offers Retail and Institutional Class shares, which were first offered to the public on November 3, 2003 and on September 2, 2011, respectively. Both classes of shares hold equal rights as to earnings and assets with Retail Class shares bearing shareholder service fees. Each class of shares has exclusive voting rights with respect to matters affecting that individual class. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets.

NOTE 2 – SIGNIFICANT ACCOUNTING POLICIES
The following is a summary of significant accounting policies consistently followed by the Fund. These policies are in conformity with accounting principles generally accepted in the United States of America (U.S. GAAP).

A.
Security Valuation. All equity securities, which may include Real Estate Investment Trusts (“REITs”), Business Development Companies (“BDCs”) and Master Limited Partnerships (“MLPs”), that are traded on U.S. or foreign national securities exchanges, are valued at the last reported sale price on the exchange on which the security is principally traded or the exchange’s official closing price, if applicable. If, on a particular day, an exchange-traded security does not trade, then the mean between the most recent quoted bid and asked prices will be used. All equity securities, which may include REITs, BDCs and MLPs, which are not traded on a listed exchange are valued at the last sale price in the over-the-counter market. If a non-exchange traded security does not trade on a particular day, then the mean between the last quoted closing bid and asked price will be used.

Pursuant to Rule 2a-5 under the 1940 Act, the Board has adopted a Valuation Policy designating Becker Capital Management (the “Adviser”) as the Funds’ Valuation Designee. Under Rule 2a-5, the

Becker Value Equity Fund

NOTES TO FINANCIAL STATEMENTS October 31, 2023 (Continued)

Valuation Designee shall determine the fair value of securities for which readily available market quotes are not available in accordance with procedures approved by the Board. As described above, the Fund utilizes various methods to measure the fair value of its investments on a recurring basis. U.S. GAAP establishes a hierarchy that prioritizes inputs to valuation methods.

The three levels of inputs are:

Level 1 –	Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

Level 2 –
Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates, and similar data.

Level 3 –
Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available; representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability; and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurements fall in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

Becker Value Equity Fund

NOTES TO FINANCIAL STATEMENTS October 31, 2023 (Continued)

The following is a summary of the inputs used to value the Fund’s investments as of October 31, 2023. See the Schedule of Investments for sector breakouts.

Description	Level 1	Level 2	Level 3	Total
Common Stocks	$80,333,578	$—	$—	$80,333,578
Short-Term
Investments	3,829,017	—	—	3,829,017
Total Investments
in Securities	$84,162,595	$—	$—	$84,162,595

B.
Foreign Currency. Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments. The Fund reports net realized foreign exchange gains or losses that arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities, at fiscal period end, resulting from changes in exchange rates.

C.
Federal Income Taxes. The Fund has elected to be taxed as a “regulated investment company” and intends to distribute substantially all taxable income to its shareholders and otherwise comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. Therefore, no provision for federal income taxes or excise taxes has been made.

In order to avoid imposition of the excise tax applicable to regulated investment companies, the Fund intends to declare each year as dividends in each calendar year at least 98.0% of its net investment income (earned during the calendar year) and at least 98.2% of its net realized capital gains (earned during the twelve months ended October 31) plus undistributed amounts, if any, from prior years.

Becker Value Equity Fund

NOTES TO FINANCIAL STATEMENTS October 31, 2023 (Continued)

Net capital losses incurred after October 31, and within the taxable year, are deemed to arise on the first business day of the Fund’s next taxable year. Net investment losses incurred after December 31, and within the taxable year, are deemed to arise on the first business day of the Fund’s next taxable year. As of the Fund’s most recent fiscal year end October 31, 2023, the Fund had no late year losses or capital loss carry-forwards.

As of October 31, 2023, the Fund did not have any tax positions that did not meet the “more likely-than-not” threshold of being sustained by the applicable tax authority. Generally, tax authorities can examine all the tax returns filed for the last three years. The Fund identifies its major tax jurisdictions as U.S. Federal and the Commonwealth of Massachusetts. As of October 31, 2023, the Fund was not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially.

D.
Security Transactions and Investment Income. Investment securities transactions are accounted for on the trade date. Gains and losses realized on sales of securities are determined on a specific identification basis. Discounts/ premiums on debt securities purchased are accreted/amortized over the life of the respective securities using the effective interest method. Dividend income is recorded on the ex- dividend date. Dividends received from REITs and MLPs are generally comprised of ordinary income, capital gains and may include return of capital. Interest income is recorded on an accrual basis. Other non- cash dividends are recognized as investment income at the fair value of the property received. Withholding taxes on foreign dividends have been provided for in accordance with the Trust’s understanding of the applicable country’s tax rules and rates.

E.
Distributions to Shareholders. Distributions to shareholders from net investment income and net realized gains on securities for the Fund normally are declared and paid on an annual basis. Distributions are recorded on the ex-dividend date.

F.
Use of Estimates. The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements, as well as the reported amounts of revenues and expenses during the period. Actual results could differ from those estimates.

Becker Value Equity Fund

NOTES TO FINANCIAL STATEMENTS October 31, 2023 (Continued)

G.
Share Valuation. The net asset value (“NAV”) per share of the Fund is calculated by dividing the sum of the value of the securities held by the Fund, plus cash and other assets, minus all liabilities (including estimated accrued expenses) by the total number of shares outstanding of the Fund, rounded to the nearest cent. The Fund’s shares will not be priced on the days on which the New York Stock Exchange is closed for trading. The offering and redemption price per share for the Fund is equal to the Fund’s net asset value per share. The Fund charges a 1.00% redemption fee on shares held less than 30 days. These fees are deducted from the redemption proceeds otherwise payable to the shareholder. The Fund will retain the fee charged as paid-in capital and such fees become part of the Fund’s daily NAV calculation.

H.
Guarantees and Indemnifications. In the normal course of business, the Fund enters into contracts with service providers that contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

I.
Illiquid Securities. Pursuant to Rule 22e-4 under the 1940 Act, the Fund has adopted a Board approved Liquidity Risk management Program (“LRMP”) that requires, among other things, that the Fund limits its illiquid investments that are assets to no more than 15% of net assets. An illiquid investment is any security which may not reasonably be expected to be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment.

J.
Reclassification of Capital Accounts: U.S. GAAP requires that certain components of net assets relating to permanent differences be reclassified between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share. For the year ended October 31, 2023, the following adjustments were made[1]:

Distributable (Accumulated)
Earnings (Losses)	Paid-In Capital
$(1,706,124)	$1,706,124

[1] These differences were primarily due to the utilization of equalization.

K.
Recently Issued Accounting Pronouncements. In June 2022, the FASB issued Accounting Standards Update 2022-03, which amends Fair Value Measurement (Topic 820): Fair Value Measurement of Equity Securities Subject to Contractual Sale Restrictions (“ASU 2022-03”).

Becker Value Equity Fund

NOTES TO FINANCIAL STATEMENTS October 31, 2023 (Continued)

ASU 2022-03 clarifies guidance for fair value measurement of an equity security subject to a contractual sale restriction and establishes new disclosure requirements for such equity securities. ASU 2022-03 is effective for fiscal years beginning after December 15, 2023 and for interim periods within those fiscal years, with early adoption permitted. Management is currently evaluating the impact of these amendments on the financial statements.

In October 2022, the Securities and Exchange Commission (the “SEC”) adopted a final rule relating to Tailored Shareholder Reports for Mutual Funds and Exchange-Traded Funds; Fee Information in Investment Company Advertisements. The rule and form amendments will, among other things, require the Fund to transmit concise and visually engaging shareholder reports that highlight key information. The amendments will require that funds tag information in a structured data format and that certain more in-depth information be made available online and available for delivery free of charge to investors on request. The amendments became effective January 24, 2023. There is an 18-month transition period after the effective date of the amendment.

L.
Subsequent Events. In preparing these financial statements, the Fund have evaluated events and transactions for potential recognition or disclosure through the date the financial statements were issued. The Fund has determined that there were no subsequent events that would need to be disclosed in the Fund’s financial statements.

NOTE 3 – COMMITMENTS AND OTHER RELATED PARTY TRANSACTIONS
Becker Capital Management, Inc. (the “Advisor”) provides the Fund with investment management services under an Investment Advisory Agreement (the “Advisory Agreement”). Under the Advisory Agreement, the Advisor furnishes all investment advice, office space, facilities and certain administrative services, and provides most of the personnel needed by the Fund. As compensation for its services, the Advisor is entitled to receive a monthly fee at the annual rate of 0.55% based upon the average daily net assets of the Fund. For the fiscal year ended October 31, 2023, the advisory fees incurred by the Fund are disclosed in the Statement of Operations. The investment advisory fees incurred are paid monthly to the Advisor, net of any monthly waiver or reimbursement discussed below.

The Advisor has contractually agreed to limit the annual ratio of expenses of the Fund’s average daily net assets (“Expense Cap”) to 0.68% (excluding Rule 12b-1 fees and any other class-specific expenses). The Operating Expenses Limitation Agreement has an indefinite term and may be terminated at any

Becker Value Equity Fund

NOTES TO FINANCIAL STATEMENTS October 31, 2023 (Continued)

 time, and without payment of any penalty, by the Board, on behalf of the Fund, upon sixty (60) days written notice to the Advisor. The Advisor is permitted to be reimbursed for fee reductions and/or expense payments made in the prior three years. The Fund must pay its current ordinary operating expenses before the Advisor is entitled to any reimbursement of fees and/or expenses. Any reimbursement is subject to the Board’s review and approval. This reimbursement may be requested by the Advisor if the aggregate amount actually paid by the Fund toward operating expenses for such period (taking into account any reimbursement) does not exceed the lesser of the Expense Caps in place at the time of waiver or at the time of reimbursement. At October 31, 2023, the remaining cumulative unreimbursed amount waived by the Advisor on behalf of the Fund that may be reimbursed was $520,886. The Advisor may recapture a portion of the above amount no later than the dates stated below:

Year of Expiration	Amount
October 31, 2024	$143,772
October 31, 2025	175,841
October 31, 2026	201,273

The amount of fees and expenses waived and reimbursed by the Advisor during the fiscal year ended October 31, 2023 are disclosed in the Statement of Operations. Any amount due from the Advisor is paid monthly to the Fund, if applicable.

U.S. Bancorp Fund Services, LLC, doing business as U.S. Bank Global Fund Services (“Fund Services”), acts as the Fund’s administrator, fund accountant and transfer agent. In those capacities, Fund Services maintains the Fund’s books and records, calculates the Fund’s NAV, prepares various federal and state regulatory filings, coordinates the payment of Fund expenses, reviews expense accruals and prepares materials supplied to the Board. The officers of the Trust and the Chief Compliance Officer are also employees of Fund Services. Fees paid by the Fund to Fund Services for these services for the fiscal year ended October 31, 2023, are disclosed in the Statement of Operations.

Quasar Distributors, LLC acts as the Fund’s principal underwriter in a continuous public offering of the Fund’s shares. U.S. Bank N.A. serves as custodian to the Fund. U.S. Bank N.A. is an affiliate of Fund Services.

NOTE 4 – PURCHASES AND SALES OF SECURITIES
For the fiscal year ended October 31, 2023, the cost from purchases of securities, excluding short-term securities, for the Fund was $27,402,513. The proceeds from sales and maturities of securities, excluding short-term securities, for the Fund were $43,662,101. There were no reportable purchases or sales of U.S. Government obligations for fiscal year ended October 31, 2023.

Becker Value Equity Fund

NOTES TO FINANCIAL STATEMENTS October 31, 2023 (Continued)

NOTE 5 – DISTRIBUTIONS TO SHAREHOLDERS
The tax character of distributions paid by the Fund during the fiscal year ended October 31, 2023 and the year ended October 31, 2022 were as follows:

	2023	2022
Ordinary Income	$1,412,584	$ 5,028,753
Long-term capital gain	6,025,062	11,388,527

As of October 31, 2023, the components of distributable earnings on a tax basis were as follows:

Cost of investments	$64,799,413
Gross tax unrealized appreciation	$21,335,304
Gross tax unrealized depreciation	(1,972,122)
Gross tax unrealized appreciation/depreciation	19,363,182
Undistributed ordinary income	1,055,907
Undistributed long-term capital gain	8,359,683
Total distributable earnings	9,415,590
Other accumulated gain (loss)	—
Total distributable (accumulated) earnings (losses)	$28,778,772

NOTE 6 – CREDIT FACILITY
U.S. Bank N.A. has made available to the Fund a credit facility pursuant to a separate Loan and Security Agreement for temporary or extraordinary purposes. Credit facility activity for the fiscal year ended October 31, 2023 was as follows:

Maximum available credit	$4,500,000
Largest amount outstanding on an individual day	2,164,000
Average balance when in use	701,250
Credit facility outstanding as of October 31, 2023	—
Average interest rate when in use	7.00%

Interest expense for the fiscal year ended October 31, 2023, is disclosed in the Statement of Operations, if applicable.

Becker Value Equity Fund

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of Professionally Managed Portfolios
and Shareholders of Becker Value Equity Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Becker Value Equity Fund (the “Fund”), a series of Professionally Managed Portfolios, including the schedule of investments, as of October 31, 2023, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, financial highlights for each of the five years in the period then ended, and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of October 31, 2023, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB. We have served as the auditor of one or more of the funds in the Trust since 1995.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of October 31, 2023 by correspondence with the custodian. We believe that our audits provide a reasonable basis for our opinion.

TAIT, WELLER & BAKER LLP
Philadelphia, Pennsylvania
December 27, 2023

Becker Value Equity Fund

EXPENSE EXAMPLES For the Fiscal Year Ended October 31, 2023 (Unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including investment advisory fees, shareholder service fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (May 1, 2023 – October 31, 2023).

Actual Expenses

The “Actual” line of the following table provides information about actual account values based on actual returns and actual expenses. Although the Fund charges no sales load, you will be assessed fees for outgoing wire transfers, returned checks and stop payment orders at prevailing rates charged by U.S. Bancorp Fund Services, LLC, the Fund’s transfer agent. If you request a redemption be made by wire transfer, the Fund’s transfer agent currently charges a $15.00 fee. You will be charged a redemption fee equal to 1.00% of the net amount of the redemption if you redeem shares within 30 calendar days after you purchase them. An Individual Retirement Account will be charged a $15.00 annual maintenance fee. In addition to the Fund’s expenses, you will indirectly bear your proportionate share of any fees and expenses charged by the underlying funds of other investment companies in which the Fund has shares. Actual expenses of the underlying funds may vary. These expenses are not included in the example.

The following example includes, but is not limited to, investment advisory fees, shareholder servicing fees, fund accounting fees, administration fees, custody fees and transfer agent fees. However, the following example does not include portfolio trading commissions and related expenses and other extraordinary expenses as determined under generally accepted accounting principles. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The “Hypothetical” line of the following table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account

Becker Value Equity Fund

EXPENSE EXAMPLES For the Fiscal Year Ended October 31, 2023 (Unaudited) (Continued)

values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as redemption fees. Therefore, the second line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During the Period
Class	5/1/23	10/31/23	5/1/23 - 10/31/23*
Retail
Actual	$1,000.00	$ 967.40	$3.87
Hypothetical (5% return
before expenses)	1,000.00	1,021.27	3.97
Institutional
Actual	1,000.00	968.60	3.37
Hypothetical (5% return
before expenses)	1,000.00	1,021.78	3.47

*
The calculations are based on expenses incurred during the most recent six-month period for the Fund. The annualized expense ratios for the most recent six-month period for the Fund’s Retail Class and Institutional Class were 0.78% and 0.68% (reflecting fee waivers in effect), respectively. The dollar amounts shown as expenses paid for the Fund are equal to the annualized six-month expense ratio multiplied by the average account value during the period, multiplied by 184 (the number of days in the most recent six-month period) and divided by 365 (the number of days in the fiscal year).

Becker Value Equity Fund

STATEMENT REGARDING LIQUIDITY RISK MANAGEMENT PROGRAM (Unaudited)

The Fund has adopted a liquidity risk management program (the “program”). The Board has designated the Adviser to serve as the administrator of the program. Personnel of the Adviser conduct the day-to-day operation of the program pursuant to policies and procedures administered by the Adviser.

Under the program, the Adviser manages the Fund’s liquidity risk, which is the risk that the Fund could not meet shareholder redemption requests without significant dilution of remaining shareholders’ interests in the Fund. This risk is managed by monitoring the degree of liquidity of each Fund’s investments, limiting the amount of the Fund’s illiquid investments, and utilizing various risk management tools and facilities available to the Funds for meeting shareholder redemptions, among other means. The Adviser’s process of determining the degree of liquidity of the Fund’s investments is supported by one or more third-party liquidity assessment vendors.

The Board reviewed a report prepared by the Adviser regarding the operation and effectiveness of the program for the period January 1, 2022 through December 31, 2022. No significant liquidity events impacting the Fund were noted in the report. In addition, the Adviser provided its assessment that the program had been effective in managing the Fund’s liquidity risk.

Becker Value Equity Fund

TRUSTEES AND EXECUTIVE OFFICERS (Unaudited)

The Board is responsible for the overall management of the Trust, including general supervision and review of the investment activities of the Funds.  The Board, in turn, elects the officers of the Trust, who are responsible for administering the day-to-day operations of the Trust and its separate series.  The current trustees and officers of the Trust, their year of birth, positions with the Trust, terms of office with the Trust and length of time served, their principal occupations for the past five years and other directorships are set forth in the table below.

Number of
				Portfolios	Other
		Term of	Principal	in Fund	Directorships
	Position	Office[2] and	Occupation	Complex[3]	Held
Name, Address	with the	Length of	During	Overseen	During Past
and Age	Trust[1]	Time Served	Past Five Years	by Trustees	Five Years
Independent Trustees of the Trust
Kathleen T. Barr	Trustee	Indefinite	Retired; Chair of	1	Independent
(born 1955)		Term;	the Governing		Director,
c/o U.S. Bank Global		Since	Council,		Muzinich BDC,
Fund Services		November	Independent		Inc. (2019 to
615 East Michigan St.		2018.	Directors Council		present);
Milwaukee, WI 53202	Chair-	Indefinite	(since 2020);		Independent
	person	Term;	formerly, President,		Trustee for the
		Since	owner of a registered		William Blair
		February	investment adviser,		Funds (2013 to
		2023.	Productive Capital		present)
			Management, Inc.		(18 series).
(2010 to 2013);
formerly, Chief
Administrative
Officer, Senior
Vice President and
Senior Managing
Director of Allegiant
Asset Management
Company (merged
with PNC Capital
Advisors, LLC
in 2009); formerly,
Chief Administrative
Officer, Chief
Compliance Officer
and Senior Vice
President of
PNC Funds and
PNC Advantage
Funds (f/k/a Allegiant
Funds) (registered
investment
companies).

Becker Value Equity Fund

TRUSTEES AND EXECUTIVE OFFICERS (Unaudited) (Continued)

Number of
				Portfolios	Other
		Term of	Principal	in Fund	Directorships
	Position	Office[2] and	Occupation	Complex[3]	Held
Name, Address	with the	Length of	During	Overseen	During Past
and Age	Trust[1]	Time Served	Past Five Years	by Trustees	Five Years
Eric W. Falkeis	Trustee	Indefinite	Chief Growth	1	Interested
(born 1973)		Term;	Officer, Tidal		Trustee, Tidal
c/o U.S. Bank Global		Since	Financial Group		ETF Trust II
Fund Services		September	(2022 to present);		(2022 to
615 East Michigan St.		2011.	Chief Executive		present)
Milwaukee, WI 53202			Officer, Tidal		(7 series);
			ETF Services LLC		Independent
			(2018 to present);		Director,
			formerly, Chief		Muzinich BDC,
			Operating Officer,		Inc. (2019 to
			Direxion Funds		present);
			(2013 to 2018);		Interested
			formerly, Senior		Trustee, Tidal
			Vice President and		ETF Trust
			Chief Financial		(2018 to
			Officer (and other		present)
			positions), U.S.		(36 series);
			Bancorp Fund		Former
			Services, LLC		Interested
			(1997 to 2013).		Trustee,
Direxion Funds
(22 series),
Direxion Shares
ETF Trust
(112 series) and
Direxion
Insurance Trust
(2013 to 2018).

Steven J. Paggioli	Trustee	Indefinite	Consultant;	1	Independent
(born 1950)		Term;	formerly, Executive		Director,
c/o U.S. Bank Global		Since	Vice President,		Muzinich BDC,
Fund Services		May	Investment		Inc. (2019 to
615 East Michigan St.		1991.	Company		present);
Milwaukee, WI 53202			Administration, LLC		Independent
			(mutual fund		Trustee, AMG
			administrator).		Funds (1993 to
present)
(42 series).

Becker Value Equity Fund

TRUSTEES AND EXECUTIVE OFFICERS (Unaudited) (Continued)

Number of
				Portfolios	Other
		Term of	Principal	in Fund	Directorships
	Position	Office[2] and	Occupation	Complex[3]	Held
Name, Address	with the	Length of	During	Overseen	During Past
and Age	Trust[1]	Time Served	Past Five Years	by Trustees	Five Years
Ashi S. Parikh	Trustee	Indefinite	Investment	1	Board of
(born 1966)		Term;	professional; formerly,		Directors
c/o U.S. Bank Global		Since	Chief Executive and		Member,
Fund Services		June	Chief Investment		Investment
615 East Michigan St.		2020.	Officer and various		Working Group,
Milwaukee, WI 53202			other positions,		The Ohio State
			RidgeWorth		University
			Investments, LLC		Endowments
			(global investment		and Foundation
			management firm)		(2016 to present);
			(2006 to 2017);		Board of
			formerly, Chief		Directors, World
			Investment Officer		Methodist
			Institutional Growth		Council,
			Equities, Eagle		Investment
			Asset Management		Committee
			(investment		(2018 to present);
			management firm);		Independent
			formerly Sr. Managing		Trustee, PNC
			Director, Growth		Funds (2018 to
			Equities, Banc		2019) (32 series);
			One Investment		Interested Trustee,
			Advisors (investment		RidgeWorth
			management firm).		Funds (2014 to
2017) (35 series).

Cynthia M. Fornelli	Trustee	Indefinite	Independent Director	1	Independent
(born 1960)		Term;	of TriplePoint Venture		Director,
c/o U.S. Bank Global		Since	Growth BDC Corp.		TriplePoint
Fund Services		January	(2019 to present);		Private Venture
615 East Michigan St.		2022.	Retired; formerly,		Credit, Inc.
Milwaukee, WI 53202			Executive Director		(2020 to
			of the Center for Audit		present).
Quality (2007-2019);
formerly, Senior Vice
President of Regulatory
Conflicts Management
at Bank of America
(2005-2007); formerly,
Deputy Director, Division
of Investment Management
with the U.S. Securities
and Exchange Commission
(1998-2005).

Becker Value Equity Fund

TRUSTEES AND EXECUTIVE OFFICERS (Unaudited) (Continued)

Number of
				Portfolios	Other
		Term of	Principal	in Fund	Directorships
	Position	Office[2] and	Occupation	Complex[3]	Held
Name, Address	with the	Length of	During	Overseen	During Past
and Age	Trust[1]	Time Served	Past Five Years	by Trustees	Five Years
Officers of the Trust
Jason F. Hadler	President	Indefinite	Senior Vice	Not	Not
(born 1975)	&	Term;	President and	Applicable.	Applicable.
c/o U.S. Bank Global	Principal	Since	Head of Client
Fund Services	Executive	September	Experience, U.S.
615 East Michigan St.	Officer	2021.	Bank Global
Milwaukee, WI 53202			Fund Services,
since March 2022;
Senior Vice
President and Head
of Fund Services Fund
Administration
Department, U.S.
Bank Global Fund
Services (December
2003-March 2022).

Carl G. Gee, Esq.	Secretary	Indefinite	Assistant	Not	Not
(born 1990)	& Vice	Term;	Secretary of the	Applicable.	Applicable.
c/o U.S. Bank Global	President	Since	Trust (2020-2021);
Fund Services		February	Assistant Vice
615 East Michigan St.		2021.	President and
Milwaukee, WI 53202			Counsel, U.S. Bank
Global Fund Services
since August 2016;
Summer Associate,
Husch Blackwell LLP
(2015); Law Clerk,
Brady Corporation
(global printing
systems, labels and
safety products company)
(2014-2015).

Craig Benton	Treasurer	Indefinite	Assistant	Not	Not
(born 1985)	& Vice	Term;	Treasurer of the	Applicable.	Applicable.
c/o U.S. Bank Global	President	Since	Trust (2016-2021);
Fund Services		December	Assistant Vice
615 East Michigan St.		2021.	President, U.S.
Milwaukee, WI 53202			Bank Global Fund
Services since
November 2007.

Becker Value Equity Fund

TRUSTEES AND EXECUTIVE OFFICERS (Unaudited) (Continued)

Number of
				Portfolios	Other
		Term of	Principal	in Fund	Directorships
	Position	Office[2] and	Occupation	Complex[3]	Held
Name, Address	with the	Length of	During	Overseen	During Past
and Age	Trust[1]	Time Served	Past Five Years	by Trustees	Five Years
Kyle J. Buscemi	Assistant	Indefinite	Mutual Funds	Not	Not
(born 1996)	Treasurer	Term;	Administrator,	Applicable.	Applicable.
c/o U.S. Bank Global		Since	U.S. Bank Global
Fund Services		June	Fund Services since
615 East Michigan St.		2022.	June 2018; Business
Milwaukee, WI 53202			Administration
Student, 2014-2018.

Kathryn E.	Assistant	Indefinite	Mutual Funds	Not	Not
LaPlante Johnson	Treasurer	Term;	Administrator,	Applicable.	Applicable.
(born 1998)		Since	U.S. Bank Global
c/o U.S. Bank Global		November	Fund Services since
Fund Services		2023.	June 2020; Business
615 East Michigan St.			Administration
Milwaukee, WI 53202			Student, 2017-2021.

Gazala Khan	Chief	Indefinite	Vice President	Not	Not
(born 1969)	Compli-	Term;	and Compliance	Applicable.	Applicable.
c/o U.S. Bank Global	ance	Since	Officer,U.S. Bank
Fund Services	Officer	November	Global Fund Services
615 East Michigan St.		2022.	since July 2022; Chief
Milwaukee, WI 53202	Anti-		Compliance Officer
	Money		Matthews Asia Fund
	Laundering		(May 2019-July 15,
	Officer		2022); Chief
Compliance Officer
GS Trust/VIT
(June 2009-May 2019);
Vice President GSAM
(May 2005-June 2009);
Staff Accountant,
SEC Office of
Compliance Inspection
and Examination
(1999-2005).

[1]	All Trustees of the Trust who are not “interested persons” of the Trust as defined under the 1940 Act (“Independent Trustees”).
[2]	Under the terms of the Board’s retirement policy, a Trustee shall retire at the end of the calendar year in which he or she reaches the age of 78.
[3]
The Trust is comprised of numerous series managed by unaffiliated investment advisers.  The term “Fund Complex” applies only to the Fund.  The Fund does not hold itself out as related to any other series within the Trust for investment purposes, nor does it share the same investment advisor with any other series.

Becker Value Equity Fund

APPROVAL OF INVESTMENT ADVISORY AGREEMENT (Unaudited)

At a meeting held on August 17-18, 2023, the Board (which is comprised of five persons, all of whom are Independent Trustees as defined under the Investment Company Act) considered and approved the continuance of the Investment Advisory Agreement (the “Advisory Agreement”) between Professionally Managed Portfolios (the “Trust”) and Becker Capital Management, Inc. (the “Advisor”) for the Becker Value Equity Fund (the “Fund”) for another annual term. At this meeting and at a prior meeting held on June 26, 2023, the Board received and reviewed substantial information regarding the Fund, the Advisor and the services provided by the Advisor to the Fund under the Advisory Agreement. This information, together with the information provided to the Board throughout the course of the year, formed the primary (but not exclusive) basis for the Board’s determinations. Below is a summary of the factors considered by the Board and the conclusions that formed the basis for the Board’s approval of the continuance of the Advisory Agreement:

1.
The nature, extent and quality of the services provided and to be provided by the Advisor under the Advisory Agreement. The Trustees considered the nature, extent and quality of the Advisor’s overall services provided to the Fund as well as its specific responsibilities in all aspects of day-to-day investment management of the Fund. The Board considered the qualifications, experience and responsibilities of the portfolio managers, as well as the responsibilities of other key personnel of the Advisor involved in the day-to-day activities of the Fund. The Board also considered the resources and compliance structure of the Advisor, including information regarding its compliance program, its chief compliance officer and the Advisor’s compliance record, as well as the Advisor’s cybersecurity program, business continuity plan, and risk management process. The Board also considered the prior relationship between the Advisor and the Trust, as well as the Board’s knowledge of the Advisor’s operations, and noted that during the course of the prior year they had met with certain personnel of the Advisor to discuss fund performance and investment outlook, as well as, various marketing and compliance topics. The Board concluded that the Advisor had the quality and depth of personnel, resources, investment processes and compliance policies and procedures essential to performing its duties under the Advisory Agreement and that they were satisfied with the nature, overall quality and extent of such management services.

2.	The Fund’s historical performance and the overall performance of the Advisor. In assessing the quality of the portfolio management

Becker Value Equity Fund

APPROVAL OF INVESTMENT ADVISORY AGREEMENT (Unaudited) (Continued)

delivered by the Advisor, the Board reviewed the short-term and long-term performance of the Fund on both an absolute basis, and in comparison to its peer funds utilizing Morningstar classifications, appropriate securities market benchmarks and the Advisor’s similarly managed accounts, all for periods ended March 31, 2023. The Board also considered performance against a smaller group of peers selected by an independent third-party consultant engaged by the Board to assist it in its 15(c) review (the “Cohort”). While the Board considered both short-term and long-term performance, it placed greater emphasis on longer term performance. When reviewing performance against the comparative peer group universe, the Board took into account that the investment objective and strategies of the Fund, as well as its level of risk tolerance, may differ significantly from funds in the peer universe. When reviewing the Fund’s performance against broad market benchmarks, the Board took into account the differences in portfolio construction between the Fund and such benchmarks as well as other differences between actively managed funds and passive benchmarks, such as objectives and risks. In assessing periods of relative underperformance or outperformance, the Board took into account that relative performance can be significantly impacted by performance measurement periods and that some periods of underperformance may be transitory in nature while others may reflect more significant underlying issues.

The Board noted that the Fund underperformed its Morningstar peer group average for the one-, three- and five-year periods and outperformed for the ten-year period. The Board also noted that the Fund underperformed the average of its Cohort for the one-, five-, and ten-year periods and outperformed for the three-year period.

The Board also considered the performance of the Fund against its broad-based securities market benchmark, noting that the Fund underperformed its benchmark for the one-,five-, and ten-year periods and slightly outperformed for the three-year period.

The Trustees also considered performance differences between the Fund and a representative account in the Advisor’s large cap value strategy and the reasons provided by the Adviser for such differences.

3.
The costs of the services to be provided by the Advisor and the structure of the Advisor’s fees under the Advisory Agreement. In considering the advisory fee and total fees and expenses of the Fund, the Board reviewed comparisons to the peer funds and similarly managed separate accounts for other types of clients advised by the

Becker Value Equity Fund

APPROVAL OF INVESTMENT ADVISORY AGREEMENT (Unaudited) (Continued)

Advisor, as well as all expense waivers and reimbursements. When reviewing fees charged to other similarly managed accounts, the Board took into consideration the type of account and the differences in the management of that account that might be germane to the difference, if any, in the fees charged to such accounts.

The Board noted that the Advisor had contractually agreed to maintain an annual expense ratio of 0.68% for the Fund excluding certain operating expenses and class-level expenses (the “Expense Cap”). The Board noted that the Fund’s net expense ratio was lower than that of its peer group average. The Board also considered that the Fund’s advisory fee and net expense ratio were lower than that of its Cohort median and average. The Trustees also took into consideration the services the Advisor provided to its similarly managed separate account clients, comparing the fees charged for those management services to the fees charged to the Fund and noted that the fees can differ due to a number of factors. The Board concluded that the fees paid to the Advisor were fair and reasonable in light of the comparative performance and advisory fee information.

4.
Economies of Scale. The Board also considered whether economies of scale were being realized by the Advisor. The Board noted that the Advisor has contractually agreed to reduce its advisory fees or reimburse Fund expenses so that the Fund does not exceed its specified Expense Cap. The Board noted that at current asset levels, it did not appear that there were additional significant economies of scale being realized by the Advisor and concluded that it would continue to monitor economies of scale in the future as circumstances changed and assuming asset levels continued to increase.

5.
The profits to be realized by the Advisor and its affiliates from its relationship with the Fund. The Board reviewed the Advisor’s financial information and took into account both the direct benefits and the indirect benefits to the Advisor from advising the Fund. The Board considered the profitability to the Advisor from its relationship with the Fund, and considered any additional material benefits derived by the Advisor from their relationship with the Fund, particularly benefits received in exchange for “soft dollars” paid to the Advisor. After such review, the Board determined that the profitability to the Advisor with respect to the Advisory Agreement was not excessive, and that the Advisor had maintained adequate financial resources to support the services it provides to the Fund.

Becker Value Equity Fund

APPROVAL OF INVESTMENT ADVISORY AGREEMENT (Unaudited) (Continued)

No single factor was determinative of the Board’s decision to approve the continuance of the Advisory Agreement, but rather the Board based its determination on the total combination of information available to them. Based on a consideration of all the factors in their totality, the Board determined that the advisory arrangements with the Advisor, including the advisory fee, were fair and reasonable. The Board therefore determined that the continuance of the Advisory Agreement would be in the best interests of the Fund and its shareholders.

Becker Value Equity Fund

INFORMATION ABOUT THE FUND’S TRUSTEES (Unaudited)

The Statement of Additional Information (“SAI”) includes additional information about the Fund’s Trustees and is available without charge, upon request, by calling (800) 551-3998. Furthermore, you can obtain the SAI on the SEC’s website at www.sec.gov or the Fund’s website at www.beckercap.com/mutual-fund.

QUALIFIED DIVIDEND INCOME/DIVIDENDS RECEIVED DEDUCTION (Unaudited)

For the fiscal year ended Oct 31, 2023, certain dividends paid by the Funds may be subject to a maximum tax rate of 20%, as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003.

The percentage of dividends declared from ordinary income designated as qualified dividend income was as follows:

Becker Value Equity Fund 100.00%

For corporate shareholders, the percent of ordinary income distributions qualifying for the corporate dividends received deduction for the fiscal year ended Oct 31, 2023 was as follows:

Becker Value Equity Fund 100.00%

INFORMATION ABOUT PROXY VOTING (Unaudited)

A description of the policies and procedures the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge upon request by calling toll-free at (800) 551-3998 or by accessing the SEC’s website at www.sec.gov.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent twelve months ending June 30 is available without charge, upon request by calling (800) 551-3998 or by accessing the SEC’s website at www.sec.gov.

INFORMATION ABOUT THE PORTFOLIO HOLDINGS (Unaudited)

The Fund’s quarterly holdings for the most recent fiscal year can be obtained by accessing the Fund’s website at www.beckercap.com/mutual-fund. The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to their reports on Form N-PORT. The Fund’s Form N-PORT is available on the SEC’s website at www.sec.gov. The Fund’s Form N-PORT may also be obtained by calling (800) 551-3998.

Becker Value Equity Fund

INFORMATION ABOUT HOUSEHOLDING (Unaudited)

Each year, you are automatically sent an updated prospectus as well as annual and semi-annual reports for the Fund, if applicable. In an effort to decrease costs, the Fund intends to reduce the number of duplicate prospectuses, proxy statements, and annual and Annual Reports you receive by sending only one copy of each to those addresses shared by two or more accounts and to shareholders we reasonably believe are from the same family or household. Please call the Transfer Agent without charge at (800) 551-3998 to request individual copies of these documents. The Fund will begin sending individual copies 30 days after receiving your request. This policy does not apply to account statements.

Becker Value Equity Fund

PRIVACY NOTICE (Unaudited)

The Fund collects non-public information about you from the following sources:

•	Information we receive about you on applications or other forms;

•	Information you give us orally; and

•	Information about your transactions with us or others.

We do not disclose any non-public personal information about our shareholders or former shareholders without the shareholder’s authorization, except as permitted by law or in response to inquiries from governmental authorities. We may share information with affiliated parties and unaffiliated third parties with whom we have contracts for servicing the Fund. We will provide unaffiliated third parties with only the information necessary to carry out their assigned responsibilities. All shareholder records will be disposed of in accordance with applicable law. We maintain physical, electronic and procedural safeguards to protect your non-public personal information and require third parties to treat your non-public information with the same high degree of confidentiality.

In the event that you hold shares of the Fund through a financial intermediary, including, but not limited to, a broker-dealer, bank, or trust company, the privacy policy of your financial intermediary would govern how your nonpublic personal information would be shared with unaffiliated third parties.

Investment Advisor
BECKER CAPITAL MANAGEMENT, INC.
1211 SW Fifth Avenue, Suite 2185
Portland, OR 97204

Distributor
QUASAR DISTRIBUTORS, LLC
111 East Kilbourn Avenue, Suite 2200
Milwaukee, WI 53202

Custodian
U.S. BANK N.A.
Custody Operations
1555 North RiverCenter Drive, Suite 302
Milwaukee, WI 53212

Transfer Agent, Fund Accountant and Fund Administrator
U.S. BANCORP FUND SERVICES, LLC
615 East Michigan Street
Milwaukee, WI 53202

Independent Registered Public Accounting Firm
TAIT, WELLER & BAKER LLP
Two Liberty Place
50 South 16th Street, Suite 2900
Philadelphia, PA 19102

Legal Counsel
SULLIVAN & WORCESTER LLP
1633 Broadway, 32nd Floor
New York, NY 10019

Becker Value Equity Fund
	Ticker	CUSIP
Retail Class	BVEFX	74316J516
Institutional Class	BVEIX	74316J490

(b)	Not applicable.

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer and principal financial officer.  The registrant has not made any amendments to its code of ethics during the period covered by this report.  The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report.

A copy of the registrant’s Code of Ethics is filed herewith.

Item 3. Audit Committee Financial Expert.

The registrant’s Board of Trustees of the Trust has determined that there is at least one audit committee financial expert serving on its audit committee. Ms. Kathleen T. Barr, Ms. Cynthia M. Fornelli, Messrs. Eric W. Falkeis, Steven J. Paggioli and Ashi S. Parikh are each an “audit committee financial expert” and are considered to be “independent” as each term is defined in Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

The registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the past two fiscal years.  “Audit services” refer to performing an audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.  “Audit-related services” refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit.  “Tax services” refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning.  There were no “Other services” provided by the principal accountant.  The following tables detail the aggregate fees billed or expected to be billed for each of the last two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

	FYE 10/31/2023	FYE 10/31/2022
Audit Fees	$22,850	$22,400
Audit-Related Fees	N/A	N/A
Tax Fees	$2,900	$2,800
All Other Fees	N/A	N/A

The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre‑approve all audit and non‑audit services of the registrant, including services provided to any entity affiliated with the registrant.

The percentages of fees billed by Tait, Weller & Baker LLP applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows:

	FYE 10/31/2023	FYE 10/31/2022
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

All of the principal accountant’s hours spent on auditing the registrant’s financial statements were attributed to work performed by full‑time permanent employees of the principal accountant.

The following table indicates the non-audit fees billed or expected to be billed by the registrant’s accountant for services to the registrant and to the registrant’s investment advisor (and any other controlling entity, etc.—not sub-advisor) for the last two years.  The audit committee of the board of trustees has considered whether the provision of non-audit services that were rendered to the registrant's investment advisor is compatible with maintaining the principal accountant's independence and has concluded that the provision of such non-audit services by the accountant has not compromised the accountant’s independence.

Non-Audit Related Fees	FYE 10/31/2023	FYE 10/31/2022
Registrant	N/A	N/A
Registrant’s Investment Advisor	N/A	N/A

The registrant has not been identified by the U.S. Securities and Exchange Commission as having filed an annual report issued by a registered public accounting firm branch or office that is located in a foreign jurisdiction where the Public Company Accounting Oversight Board is unable to inspect or completely investigate because of a position taken by an authority in that jurisdiction.

The registrant is not a foreign issuer.

Item 5. Audit Committee of Listed Registrants.

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Investments.

(a) Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed‑End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of Trustees.

Item 11. Controls and Procedures.

(a)
The Registrant’s Principal Executive Officer and Principal Financial Officer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d‑15(b) under the Securities Exchange Act of 1934.  Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)
There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the fourth fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 13. Exhibits.

(a)
(1) Any code of ethics or amendment thereto, that is subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Filed herewith.

(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.  Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c‑1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable to open-end investment companies.

(4) Change in the registrant’s independent public accountant.  There was no change in the registrant’s independent public accountant for the period covered by this report.

(b)	Certification pursuant to Section 906 of the Sarbanes‑Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)  Professionally Managed Portfolios

By (Signature and Title)     /s/Jason Hadler
   Jason Hadler, President/Principal Executive Officer

Date    January 5, 2024

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)      /s/Jason Hadler
Jason Hadler, President/Principal Executive Officer

Date    January 5, 2024

By (Signature and Title)      /s/Craig Benton
Craig Benton, Treasurer/Principal Financial Officer

Date    January 5, 2024

* Print the name and title of each signing officer under his or her signature.